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Exhibit 99.2

Citibank, N.A.

NORTH AMERICAN TRADE FINANCE

September 20, 2002

BENEFICIARY:
AES Ironwood, L.L.C.
305 Prescott Road
Lebanon, PA 17042

Attn:  Pete Norgeot

IRREVOCABLE STANDBY LETTER OF CREDIT NO. NY-02509-30033560

        We hereby issue in your favor our Irrevocable Letter of Credit No. NY-02509-30033560 (this "Letter of Credit") on behalf of Williams Energy Marketing & Trading Company ("Williams") in an aggregate amount of $35,000,000.00 (Thirty Five Million and No Cents) as the same may be reduced from time to time hereafter as a result of draws made pursuant to the provisions of this Letter of Credit (said amount, as the same may be so reduced from time to time, is referred to herein as the "Available Amount").

        We understand that this Letter of Credit is being issued to you in connection with that certain Amended and Restated Power Purchase Agreement dated as of February 5, 1999 (the "PPA") between AES Ironwood, L.L.C. ("AES Ironwood") and Williams. We understand that this Letter of Credit does not alter, modify, amend or nullify in any manner that certain Guaranty issued by The Williams Companies, Inc. ("Guarantor") in favor of AES Ironwood LLC (the "Guaranty"), and is considered to be additional security to the security amounts provided by such Guaranty.

        Prior to or on the Stated Expiration Date (as hereunder defined) of this Letter of Credit, you may draw from time to time an amount not exceeding the Available Amount then in effect on the conditions set forth herein upon presentation of a signed Drawing Certificate in the form attached herein as Annex A (a "Drawing Certificate") appropriately completed and executed by an officer of AES Ironwood along with the original Letter of Credit. The amount of any draft(s) drawn and paid hereunder will be endorsed by us, the issuing bank, on the reverse side of the original of this Letter of Credit. Provided that, after our payment of such drawing(s), this Letter of Credit has not yet expired and/or the amount available hereunder has not been fully utilized, we hereby undertake to return to you, the beneficiary, the said original of this Letter of Credit (including all amendment(s) thereto, if any) for your further drawings. Multiple and/or partial drawings may be made under this Letter of Credit.

        Presentation of such Drawing Certificate along with the original Letter of Credit shall be made at our Servicer's office at Citicorp North America, Inc., 3800 Citibank Center, Building F, Floor 1, Mail Sort #5000, Attn: NATF Standby Dept., Tampa, Florida 33610, either by physical delivery of such documents or by facsimile transmission (Fax: 813-604-7187) of such documents to the office stated above. Upon such presentation, the payment of a drawing shall be made in accordance with the terms herein. Such documents shall be sent to our Servicer's office by overnight courier for receipt by us within one Business Day (as hereinafter defined), of the date of any facsimile transmission. Our only obligation with regard to a drawing under this Letter of Credit shall be to examine the Drawing Certificate received by fax and to pay in accordance therewith, and we shall not be obligated to make any inquiry in connection with the presentation of the Drawing Certificate. If the Drawing Certificate is presented to us at or prior to 10:00 a.m. (New York Time) on a Business Day, and provided that such Drawing Certificate conforms to the terms and conditions hereof, payment of the amount specified shall be made to you in immediately available funds on or prior to 2:00 p.m. (New York Time) on the next Business Day. If the Drawing Certificate is presented to us after 10:00 a.m. (New York Time) on a Business Day, and provided that such Drawing Certificate conforms to the terms and conditions hereof, payment of the amount specified shall be made to you in immediately available funds, not later than 2:00 p.m. (New York Time), on the second Business Day. If a demand for payment made hereunder does, in any instance, not conform to the terms and conditions of this Letter of Credit, we shall give you prompt notice that the demand for payment was not affected in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefor and that we will upon your instructions hold the documents at your disposal or return the same to you. Upon being notified that the demand for payment was not effected in conformity with this Letter of Credit, you may attempt to correct any such nonconforming demand.

        This Letter of Credit shall become effective immediately and shall expire upon the close of business on July 10, 2003; except that this Letter of Credit will be automatically extended without amendment for successive one (1) year periods from the present or any future expiration date hereof, unless we provide you with written notice of our election not to renew this Letter of Credit at least thirty (30) days prior to any such expiration date (the present or any future expiration dates as aforesaid is referred to herein as the "Stated Expiration Date"). Any drawing under this Letter of Credit will be paid with our own funds and not out of funds or other assets of Williams.

        Communications with respect to this Letter of Credit shall be in writing and shall be addressed to us at the counters of our servicer, Citicorp North America, Inc., 3800 Citibank Center, Building F, Floor 1, Mail Sort #5000, Attn: NATF Standby Dept., Tampa, Florida 33610, specifically referring therein to this Letter of Credit by number.

        As used herein, "Business Day" shall mean any day on which commercial banks in the State of New York are open for the purpose of conducting commercial banking business.

        This Letter of Credit sets forth in full our undertaking and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein, except only the certificates referred to herein, and any such reference shall not be deemed to incorporate herein by reference any documents, instruments or agreements except for such certificates.

        This Letter of Credit shall be subject to the provisions (to the extent that such provisions are not inconsistent with this Letter of Credit) of the Uniform Customs and Practice for Documentary Credits, 1993 Revision, International Chamber of Commerce, Publication No. 500. To the extent that the provisions of this Letter of Credit are not covered by such Uniform Customs and Practice, this Letter of Credit shall be governed by, and enforced and construed in accordance with, the laws of the State of New York.

CITIBANK, N.A.
/s/ DONALD R. SMITH By: Donald R. Smith Title: Vice President
Authorized Signature

ANNEX A

(FORM OF DRAWING CERTIFICATE)

        Date:

TO:  Citibank, N.A.
Global Trade Service Center
3800 Citibank Center
Building F, Floor 1, Mail Sort #5000
Tampa, Florida 33610

Attn:  Letter of Credit Department

        RE:  Irrevocable Letter of Credit No. NY-02509-30033560 (the "Letter of Credit")

        The undersigned, a duly authorized officer of AES Ironwood, hereby certifies to Citibank, N.A. with reference to the Letter of Credit that:

          (Check one or more of the following; provided, however, the beneficiary need check only one of the following in order to be entitled to draw from the Available Amount.)

          ☐ Williams has failed to make any payment that has become due and payable pursuant to the terms of the PPA; or

          ☐ Guarantor has failed to make any payment that has become due and payable pursuant to the terms of the Guaranty; or

          ☐ (i) Citibank, N.A. is not rated "C" or better by Thompson Bankwatch; or (ii) the senior debt of Citibank, N.A. does not have the rating listed below by two (2) of the three (3) rating agencies;

Standard & Poor's (as defined in the PPA):	"A-" or better
Moody's (as defined in the PPA):	"A3" or better
Duff & Phelps:	"A-" or better;

and Williams has failed within thirty (30) days to deliver a replacement letter of credit from a financial institution which meets the foregoing rating requirements; or

          ☐ the beneficiary has received notice from [ISSUING BANK] of its intention not to renew the Letter of Credit beyond the current Stated Expiration Date and Williams has failed, prior to thirty (30) days before the Stated Expiration Date, to deliver to the beneficiary a replacement letter of credit or guaranty satisfying the requirements of the PPA.

        Terms used but not defined herein are used as defined in the Letter of Credit.

        Accordingly, the undersigned is entitled to draw $            under the Letter of Credit (such amount being up to the then Available Amount of the Letter of Credit).

AES IRONWOOD, L.L.C.
By: Name: Title:

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  Exhibit 99.2